UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 10, 2016 (November 4, 2016)

NAC Global Technologies, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-49655	87-0678927
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1800 West Loop South

Suite 1115

Houston, Texas 77027

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (281) 953-7490

4720 Salisbury Road,

Jacksonville, FL 32256

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On November 4, 2016, NAC Global Technologies, Inc. (the “Company”) and NAC Drive Systems, Inc., a wholly owned subsidiary of the Company (“NACD”), entered into a securities purchase agreement (the “Purchase Agreement”) with a single institutional investor (the “Investor”), an “accredited investor” as defined in Rule 501(a) of the Securities Act of 1933, as amended (the “Securities Act”). Pursuant to the Purchase Agreement, the Company and NACD sold to the Investor 1,578,948 shares of common stock of NACD (the “NACD Shares”), par value $0.01 per share, for aggregate gross proceeds of up to $1,500,000, which shall be paid by the Investor in ten tranches (each, a “Tranche”), subject to the terms and conditions contained in the Purchase Agreement. The Company conducted the closing of the first Tranche in the amount of $125,000 simultaneously with the signing of the Purchase Agreement. At such closing, NACD issued all 1,578,948 NACD Shares to the Investor, which NACD Shares are subject to potential forfeiture under the terms of the Purchase Agreement.

Pursuant to the Purchase Agreement, upon the effectiveness of a Certificate of Designations, Preferences and Rights of the Series A Convertible Preferred Stock of the Company (the “Certificate of Designations”) for the designation of the Series A Convertible Preferred Stock of the Company, par value $0.001 per share (the “Series A Preferred Stock”), the NACD Shares will be automatically exchanged for a number of shares of Series A Preferred Stock based on the Tranches funded as of such effectiveness for no additional consideration (the “Exchange”). The Company’s ability to file and make effective the Certificate of Designations is subject to the effectiveness of majority shareholder action of the Company related thereto as described in the Company’s Preliminary Schedule 14C Information Statement, which was filed with the Securities and Exchange Commission on November 3, 2016. In the event that the Certificate of Designations is not filed with Secretary of State of Nevada by December 9, 2016 (or in the event that the Securities and Exchange Commission (the “Commission”) provides comments to the related Preliminary Schedule 14C Information Statement, such date shall be extended to December 30, 2016), the Company shall issue a 5% senior secured convertible promissory note(s) (the “Note”) in the aggregate Tranche actually funded by the Investor in exchange for the NACD Shares (the “Alternative Exchange”). In the event that the Note(s) are issued, such Note(s) will contain substantially similar terms and conditions to those contained in the Certificate of Designations. The Exchange and the Alternative Exchange, if conducted pursuant to the Purchase Agreement, constitute private exchanges of securities under Sections 4(a)(2) and 3(a)(9) of the Securities Act.

Pursuant to the Purchase Agreement, the Company and the Investor will enter into a Registration Rights Agreement under which the Investor will have certain rights to cause the Company to register shares of common stock of the company, par value $0.001 per share (“Common Stock”) issuable upon conversion of the Series A Preferred Stock or the Note(s), whichever is applicable.

The Purchase Agreement contains customary representations, warranties and covenants for private placement transactions of similar nature. The closings of the second through tenth Tranches are subject to certain conditions set forth in the Purchase Agreement. The Purchase Agreement also sets forth certain post-closing covenants, including covenants on filing the Certificate of Designations and a Definitive Schedule 14C Information Statement with respect to a reverse stock split of Common Stock within certain specific timeframe, as well as a 6-month right of the Investor (commencing with the final Tranche closing) to participate in up to 100% of any financing of the Company undertaken during such 6-month period.

Newbridge Securities Corporation is entitled to receive a payment equal to 5% of the gross proceeds actually received by the Company from this transaction. The Company will also pay for the Investor’s legal expenses in an amount up to $40,000.

The foregoing summaries of the Purchase Agreement are qualified in their entirety by reference to the full text of the agreement. A copy of the Purchase Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. As of the date of execution of the Purchase Agreement, the form of Certificate of Designations, Registration Rights Agreement, and certain other documents and instruments (including documents granting the Investor a security interest in certain assets of the Company and its subsidiaries) have not been finalized by the parties. Pursuant to the terms of the Purchase Agreement, such agreements and instruments are expected to be executed on or about November 11, 2016. In the event that such deliverables are not executed and delivered on or before November 11, 2016, the Company shall pay (subject to certain conditions and exceptions contained in the Purchase Agreement) a break-up fee in the amount of $75,000, to the Investor, in immediately available funds on or before November 17, 2016.

Item 3.02	Unregistered Sales of Equity Securities.

Disclosures made under Item 1.01 of this Current Report on Form 8-K are incorporated herein by reference.

The NACD Shares were offered and sold in reliance upon Section 4(a)(2) of the Securities Act and/or Rule 506(b) of Regulation D promulgated thereunder, and accordingly are exempt from the registration requirements of the Securities Act. The NACD Shares have not been registered under the Securities Act or any other applicable securities laws and, unless so registered, may not be offered or sold in the United States except pursuant to an exemption from the registration requirements of the Securities Act. The Investor has acknowledged that the NACD Shares issued have not been registered under the Securities Act.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

10.1	Form of Securities Purchase Agreement by and among NAC Global Technologies, Inc., NAC Drive Systems, Inc. and RDW Capital LLC, dated November 4, 2016. (1)

(1)        Certain exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Company agrees to furnish and supplemental a copy of all omitted exhibits and schedules to the Commission upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 10, 2016	NAC Global Technologies, INC.

	By:	/s/ Vincent Genovese
		Name:	Vincent Genovese
		Title:	Chief Executive Officer

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